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                                                                   Exhibit 10.23

                              SMITH BROTHERS, INC.
                               a Texas Corporation

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT is made as of December 11, 2003 by and between Smith Brothers, Inc. ("Smith Brothers"), a Texas corporation having its principal place of business and chief executive office at 7833 I-35, Denten, Texas 76207, and FLEET NATIONAL BANK (as successor-in-interest to BankBoston, N.A.), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

     WHEREAS, Dover Saddlery, Inc., a Massachusetts corporation (the "Borrower"), an affiliate of Smith Brothers, is amending and restating that certain Loan Agreement dated September 17, 1998 by and between the Borrower and the Bank (as amended, the "Original Loan Agreement," and as amended and restated, the "Loan Agreement"); and

     WHEREAS, as an inducement to the Bank to so amend and restate the Original Loan Agreement, Smith Brothers has agreed to execute and deliver this Security Agreement and grant the security interests herein provided;

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. The following terms shall have the meanings set forth below. All capitalized terms used herein, but not defined herein, shall have the same meanings as set forth in the Loan Agreement. Terms not otherwise defined herein or therein shall have the meanings ascribed to them, if any, under the Massachusetts Uniform Commercial Code.

          "Account and Accounts Receivable" means individually and collectively, all rights to payment for goods sold, leased or licensed or for services rendered, all sums of money or other proceeds due or becoming due thereon (including, without limitation, all accounts, accounts receivable, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to any Person for goods sold, leased or licensed by it or for services rendered by it), all guaranties and security therefor, and all right, title and interest of such Person in the goods or services giving rise thereto and the rights pertaining to such goods, including rights of reclamation and stoppage in transit, and all related insurance, whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to such Person, and all "accounts" as such term is defined in Revised Article 9 of the Massachusetts Uniform Commercial Code, to the extent not otherwise described herein.


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          "Collateral" means all personal property and fixtures of Smith
Brothers of every kind and description, tangible or intangible, whether now or hereafter existing, whether now owned or hereafter acquired, and wherever located, including, but not limited to, the following: all Inventory of Smith Brothers; all furniture, fixtures and similar property of Smith Brothers; all machinery and equipment of Smith Brothers; all Accounts of Smith Brothers; all contract rights of Smith Brothers, including without limitation, all rights of Smith Brothers as a bailee; all other rights of Smith Brothers to the payment of money, including without limitation amounts due from Affiliates, bailors, tax refunds, and insurance proceeds; any and all rights Smith Brothers may have pursuant to a bailee's lien; all interests of Smith Brothers in goods as to which an Account shall have arisen; all files, records (including without limitation computer programs, tapes and related electronic data processing software) and writings of Smith Brothers or in which Smith Brothers has an interest in any way relating to the foregoing property; all goods, instruments, documents of title, policies and certificates of insurance, securities, investment property, chattel paper (electronic or otherwise), deposits, deposit accounts, documents, commerical tort claims, supporting obligations, letter-of-credit rights, money, cash, cash equivalents or other property owned by Smith Brothers or in which Smith Brothers has an interest which are now or may hereafter be in the possession of the Bank or as to which the Bank may now or hereafter control possession by documents of title or otherwise (including, without limitation, the issued and outstanding capital stock of any subsidiaries of Smith Brothers and all balances or other sums credited by or due from the Bank or any of its branch or affiliate offices); all general intangibles of Smith Brothers (including without limitation all patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing; all goodwill connected with the use of and symbolized by trademarks, trade names and service marks of Smith Brothers; all rights to use patents, trademarks, trade names, service marks and copyrights of any person; and any rights of Smith Brothers to retrieval from third parties of electronically processed and recorded information pertaining to any of the types of collateral referred to in this definition); any other property of Smith Brothers, real or personal, tangible or intangible, in which the Bank now has or hereafter acquires a security interest or which is now or may hereafter be in the possession of the Bank; any sums at any time credited by or due from the Bank to Smith Brothers, including deposits; and proceeds and products of and accessions to all of the foregoing. To the extent not otherwise defined herein, the categories of assets used in the foregoing definition of Collateral shall have the meanings ascribed to them in Revised Article 9 of the Massachusetts Uniform Commercial Code.

          "Inventory" means all of Smith Brothers's inventory of whatever name, nature, kind or description, all goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by Smith Brothers, parts, supplies, all wrapping, packaging, advertising, labeling, and shipping materials, devices, names and marks, all contracts, rights and documents relating to any of the foregoing, whether any of the foregoing be now existing or hereafter arising, wherever located, now owned or hereafter acquired by Smith Brothers, and all "inventory" as such term is defined in Revised Article 9 of the Massachusetts Uniform Commercial Code, to the extent not otherwise described herein.


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          "Massachusetts Uniform Commercial Code" means the Uniform Commercial
Code as in effect in the Commonwealth of Massachusetts from time to time.

          "Obligations" shall have the meaning ascribed to such term in the Loan Agreement.

          "Revised Article 9" means revised Article 9 as in effect in any jurisdiction from time to time.

          "Uniform Commercial Code" means, when used with reference to any other jurisdiction, the Uniform Commercial Code as in effect in such jurisdiction from time to time.

          Notwithstanding anything herein to the contrary, if a term used herein is defined in Revised Article 9 of the Massachusetts Uniform Commercial Code differently than in another article of the Massachusetts Uniform Commercial Code, then the term shall have the meaning specified in Revised Article 9 of the Massachusetts Uniform Commercial Code.

     2. Satisfaction of Obligations. Smith Brothers hereby promises to pay or otherwise satisfy all Obligations when the same shall become due, whether at maturity, by acceleration or otherwise.

     3. Grant of Security Interest.

          3.1 Collateral. As security for the prompt and unconditional payment and performance of the Obligations, Smith Brothers hereby grants to the Bank a continuing security interest in all Collateral, whether now owned or existing or hereafter arising or acquired and wherever located; and in each case in all proceeds, products, and accessions thereof, all causes of action and remedies relating thereto and all guaranties and security therefor. Smith Brothers agrees that the security interest herein granted has attached and shall continue until the Obligations have been paid, performed and indefeasibly discharged in full and the Bank is not committed to extend any credit to Smith Brothers under the Loan Agreement or under any other Loan Document.

          3.2 Deposits. Any and all deposits or other sums at any time credited by or due from the Bank or any of its affiliates to Smith Brothers shall at all times constitute security for Obligations and may be set-off against any Obligations at any time after the occurrence and during the continuance of an Event of Default whether or not they are then adequate. Any and all instruments, documents, policies and action, general intangibles, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof) owned by Smith Brothers or in which Smith Brothers has an interest, which now or hereafter are at any time in the possession or control of the Bank or any of its affiliates or in transit by mail or carrier to or from the


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Bank or such affiliate or in the possession of any third party acting in its behalf, without regard to whether the Bank or such affiliate received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or had conditionally released the same, shall constitute security for Obligations and may be applied at any time after the occurrence and during the continuance of an Event of Default to Obligations which are then owing, whether due or not due.

          3.3 Insurance. Smith Brothers hereby assigns to the Bank all sums, including, without limitation, return of premiums, which may become payable under any of Smith Brothers's policies of liability and casualty insurance and directs each insurance company issuing any such policy to make payment thereof directly to the Bank.

     4. Collateral.

          4.1 Location of Collateral. Smith Brothers's principal place of business is located at the address shown on Exhibit A attached hereto and the records relating to Smith Brothers's Accounts Receivable are kept at that address. Smith Brothers will not change such principal place of business without giving 30 days' prior written notice to the Bank. The Collateral will be kept at the location(s) listed on Exhibit A and such new locations as Smith Brothers shall establish not sooner than 7 days after having given written notice thereof to the Bank and will not be removed from such locations without the prior consent of the Bank.

          4.2 Instruments. If any Accounts Receivable are at any time evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Smith Brothers will immediately deliver the same to the Bank, appropriately endorsed to the Bank's order (and accompanied by such instrument of transfer or assignment duly executed in blank as the Lender may reasonably request) and, regardless of the form of such endorsement, Smith Brothers hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

          4.3 No Transfers. Except as expressly permitted by the Loan Agreement, Smith Brothers shall not sell, lease or transfer or further encumber any of the Collateral (except that Inventory may be sold in the ordinary course of business) without the prior written consent of the Bank until the Bank has determined that the Obligations have been indefeasibly paid in full.

          4.4 Representations. Smith Brothers represents, warrants and agrees as follows:

               (a) Smith Brothers has no knowledge of any fact that would impair the validity or make uncollectible any material amount of the Collateral that is Accounts Receivable, chattel paper, general intangibles, contract rights, documents or instruments, and, to the best of Smith Brothers's knowledge, each obligor liable upon such Collateral has and will have capacity to contract.


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               (b) The items making up the Inventory at any time (other than
Inventory which is not material in amount at such time) are and will be genuine and salable in the ordinary course of Smith Brothers's business.

               (c) Each Account Receivable is and will be a true and correct statement of the actual indebtedness incurred by each account debtor with respect thereto, and arises and will arise out of or in connection with the sale or lease of goods or for the rendering of services by Smith Brothers to each such account debtor.

               (d) No presently effective financing statement under the Uniform Commercial Code naming Smith Brothers as debtor is on file in any jurisdiction (other than such financing statements as may be on file naming the Lender as secured party) and Smith Brothers has not signed any presently effective security agreement (other than the Original Security Agreement) authorizing any secured party thereunder to file a financing statement except for the Bank and as otherwise permitted in the Loan Agreement.

               (e) Smith Brothers's exact legal name is set forth at the beginning of this Agreement and Smith Brothers does not conduct business under any other name except as set forth on Exhibit A attached hereto. Exhibit A attached hereto accurately sets forth the Borrower's (i) type of organization;
(ii) jurisdiction of organization; and (iii) organizational identification number, or accurately states that it has none.

               (f) At the time that Smith Brothers pledges, sells, assigns or transfers to the Bank any instrument, document of title, security, chattel paper or other property or any proceeds or products thereof, or any interest therein, such entity shall be the lawful owner thereof, or the lawful holder of the leasehold interest therein, and shall have the right to pledge, sell, assign or transfer the same, subject only to the Permitted Encumbrances; and Smith Brothers shall defend the same against the claims and demands of all persons.

          4.5 Commercial Tort Claims. If Smith Brothers shall, now or at any time hereafter, hold or acquire a commercial tort claim, Smith Brothers shall immediately notify the Bank in a writing signed by Smith Brothers of the particulars thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

          4.6 Other Perfection, Etc. Smith Brothers shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Bank may reasonably request for the Bank
(a) to obtain an acknowledgment, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Bank, (b)


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to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. Sections 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in the form and substance satisfactory to the Bank, and (c) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights therein.

     5. Proceeds of Collateral.

          5.1 Collection By Smith Brothers. So long as no Event of Default shall have occurred and be continuing, Smith Brothers will collect with diligence all the proceeds of Smith Brothers's Accounts Receivable, Inventory, instruments, chattel paper, general intangibles, and contract rights pursuant to this Agreement. The Bank will at any time after the occurrence and during the continuance of an Event of Default have the right to require Smith Brothers (i) to enter into a lockbox arrangement with the Bank or its representative or designee for the collection of such remittances and payments or (ii) to maintain its deposit account(s) at the Bank or, in the alternative, at another financial institution which has agreed to accept drafts drawn on it by the Bank under a written depository transfer agreement with the Bank, and to block Smith Brothers's account and waive its own rights as against such account.

          5.2 Collection By the Bank. At the Bank's request, upon the occurrence and during the continuance of an Event of Default, Smith Brothers will notify account debtors that Collateral has been assigned to the Bank, and that payments by such debtors shall be made directly to the Bank, and give instruction and/or dictate on billings to such debtors that their Accounts Receivable shall be paid to the Bank. The Bank may at any time, without prior notice to Smith Brothers (provided that the Bank will endeavor to give Smith Brothers notice thereof in accordance with its customary practices, but the failure to give such notice shall not affect or in any way limit or impair the Bank's rights hereunder), if an Event of Default has occurred and is continuing, collect the proceeds of Smith Brothers's Accounts Receivable, Inventory, instruments, chattel paper, general intangibles and contract rights and give notice of assignment thereof to any and all debtors thereof, and Smith Brothers does hereby make, constitute and appoint the Bank its irrevocable, true and lawful attorney in fact with power during the continuance of an Event of Default: to receive, open and dispose of all mail addressed to Smith Brothers; to take possession of, sign, endorse the name of Smith Brothers upon and collect any notes, drafts, money orders, demands, checks, instruments, payments (including payments payable under or with respect to any policy of insurance), evidences of payment, agreements, documents, and other writings that may come into the possession of the Bank in connection with the Collateral or as proceeds of Collateral; in Smith Brothers's name or otherwise, to demand, sue for, collect and give acquittances for, any and all moneys due or to become due upon the Collateral; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary or desirable to carry out the purposes herein contemplated.


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     6. Protection of Security Interest.

          6.1 By Smith Brothers Smith Brothers shall continuously take all steps that are necessary or reasonably prudent to protect and maintain the security interest of the Bank in the Collateral. Without limiting the generality of the foregoing, Smith Brothers will:

               6.1.1 No Liens. Not create, grant or permit to exist any security interest or lien in or on any of the Collateral, except as permitted by the Loan Agreement;

               6.1.2 Books. Keep and maintain separate books relating to the Collateral at its principal place of business listed on Exhibit A attached hereto, not remove the same without the prior written consent of the Bank, which consent shall not be unreasonably withheld, and allow the Bank access to the books and to the Collateral at any reasonable time during normal business hours (and at all times after the occurrence of an Event of Default) for the purpose of examination, verification, copying, extracting or other purposes as the Bank may reasonably require;

               6.1.3 Maintenance. Maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair (ordinary wear and tear excepted) and will not change its type of organization, jurisdiction of organization or other legal structure;

               6.1.4 Copies. Deliver to the Bank promptly at its reasonable request all schedules, lists, invoices, original bills of lading, documents of title, original purchase orders, receipts, agreements, writings and other items relating to the Collateral;

               6.1.5 Notice. Upon reasonable request of the Bank, make, stamp or record on any of Smith Brothers's books relating to the Collateral entries or legends with respect to the Bank's security interest, including, without limitation, notation of the security interest of the Bank on any certificates of title or other evidence of ownership outstanding with respect thereto;

               6.1.6 Filings. Join with the Bank at its request from time to time in executing financing statements, amendments thereto and continuation statements, and pay the cost of filing the same wherever the Bank reasonably deems necessary, and do, make, execute and deliver all additional and further acts, things, deeds, powers of attorney, assurances, writings, and instruments that Bank may reasonably require to vest completely in it and assure to it its rights hereunder and in and to the Collateral;

               6.1.7 Assignments Under the Federal Assignment of Claims Act. If any Accounts Receivable arise from contracts with the United States or any department, agency or instrumentality thereof, Smith Brothers will immediately notify the Bank thereof and execute any instruments and take any steps reasonably requested by the


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Bank in order that all monies due and to become due thereunder shall be assigned to the Bank and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;

               6.1.8 Adverse Interests. Promptly notify the Bank of the existence of any claims, liens, security interests, rights, attachments or other encumbrances that may be or become adverse to the interest of the Bank in any of the Collateral; and defend the Collateral against all claims, liens, security interests, demands and other encumbrances of third parties at any time claiming an interest in the Collateral that is adverse to the security interest granted to the Bank (other than those expressly permitted by the Loan Agreement), and reimburse the Bank for any reasonable expenses it may incur in satisfying any of the foregoing;

               6.1.9 Insurance. Maintain insurance on the Collateral as required by the Loan Agreement or other Loan Documents;

               6.1.10 Loss. Notify the Bank in the event of a material loss of or damage to the Collateral; of any loss, theft, damage or destruction to or of any material assets(s) of Smith Brothers not covered by insurance; of any reclamation or repossession of or any action by a creditor to reclaim or repossess any material asset(s) of Smith Brothers; of any material adverse change in the Collateral; and of any other occurrence that may materially or adversely affect the security interest of the Bank in the Collateral;

               6.1.11 Inventory. At least annually and whenever else reasonably requested by the Bank (but not more than twice a year if no Event of Default has occurred and is continuing), take a physical listing of all Inventory and provide a copy (certified by an authorized officer of Smith Brothers to be true, correct and complete) of any listing of Inventory, and perform any and all further steps reasonably requested by the Bank to perfect the Bank's security interest in Inventory;

               6.1.12 Valuation. Notify the Bank in the event of any change in the basis for valuing Inventory;

               6.1.13 Name. Notify the Bank at least 30 days before changing its legal name or doing business under any name other than its legal name or the names set forth on Exhibit A;

               6.1.14 Expenses. Pay all expenses incurred with respect to the purchase, manufacture, delivery, use, repair, storage or other handling of the Collateral, and reimburse the Bank for all reasonable expenses and all taxes that the Bank may incur in connection with the protection of its security interest in the Collateral.

          6.2 Bank Action. The Bank is hereby authorized and permitted to take any action at any time and from time to time (except as expressly limited below) it reasonably deems necessary or prudent to protect the Collateral or its security interest in


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the Collateral, and Smith Brothers agrees to reimburse the Bank for all reasonable costs and expenses incurred by the Bank in connection therewith. Without limiting the generality of the foregoing (but subject to the Bank's reasonably determining it necessary or prudent), Smith Brothers hereby grants to the Bank the right, at the Bank's sole discretion:

               6.2.1 U.C.C. Statements. To file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Smith Brothers or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Revised Article 9 of the Massachusetts Uniform Commercial Code or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Revised Article 9 of the Massachusetts Uniform Commercial Code or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Smith Brothers is an organization, the type of organization and any organizational identification number issued to Smith Brothers and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Smith Brothers agrees to furnish any such information to the Bank promptly upon the Bank's request;

               6.2.2 Communication with Debtors. In its own name or in the name of others, to communicate with account debtors in order to verify with them to the Bank's reasonable satisfaction the existence, amount and terms of any Accounts Receivable and the absence of any reductions, discounts, defenses or offsets with respect thereto; provided, however, that prior to the occurrence of an Event of Default, the Bank shall communicate with such account debtors only in the name of others and not in its own name;

               6.2.3 Taxes. (i) Discharge taxes and liens levied or placed on Collateral except those contested in accordance with the terms of the Loan Agreement; (ii) pay for insurance thereon or the maintenance and preservation thereof; or (iii) if Smith Brothers shall fail to make deposits in respect of F.I.C.A. and withholding taxes, make such deposits or pay such taxes, in whole or in part, or set up such reserves as the Bank shall deem reasonably necessary in respect of Smith Brothers's liability therefor. Any amount so paid, deposited or reserved for shall constitute a Revolving Loan under the Loan Agreement. Nothing herein shall be deemed to obligate the Bank to do any of the foregoing and the making of any one or more such payments, deposits or reserves shall not constitute an agreement by the Bank to take any further or similar action or a waiver of any right of the Bank hereunder.


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     7. Default and Remedies.

          7.1 Action after Default. Whenever any Event of Default shall have occurred and be continuing, the Bank may, at its option and without demand first made and without notice to Smith Brothers:

               7.1.1 Immediately, or from time to time, take possession of the Collateral, or any of it, wherever it may be found, using all necessary force so to do but without breach of the peace, or, from time to time, require Smith Brothers to assemble the Collateral, or any of it, and make it available to the Bank at a place designated by the Bank that is reasonably convenient to Smith Brothers and the Bank, and Smith Brothers waives all claims for damages due to, arising from or connected with any such taking;

               7.1.2 From time to time, proceed in the foreclosure of the Bank's security interest and sale of the Collateral, or any of it, in any manner permitted by law or provided for herein;

               7.1.3 Sell, lease or otherwise dispose of the Collateral, or any of it, at public or private sale, with or without having the Collateral, or any of it, at the place of sale, and upon terms and in such manner as the Bank may determine. Except for Collateral which is perishable or threatens to decline speedily in value or which is of a type customarily sold on a recognized market, the Bank shall give Smith Brothers at least 10 days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or other intended disposition is to be made, which notice Smith Brothers agrees is reasonable. The Bank may bid for any of the Collateral at any public sale and acquire the same free from any redemption right, and in lieu of paying cash therefor may make settlement for the selling price by crediting upon the Obligations the net selling price after deducting all reasonable costs and expenses in any way relating thereto;

               7.1.4 From time to time in the Bank's sole discretion, postpone the time and change the place of any proposed public sale of any of the Collateral that has been noticed as provided above, upon at least 1 day prior written notice to Smith Brothers (which notice Smith Brothers agrees is reasonable), which notice shall identify the new time and place of such sale (which time shall be at least 5 days after such notice of postponement is given to Smith Brothers) whenever, in the Bank's reasonable judgment, such postponement or change is necessary or appropriate in order that the provisions of this Security Agreement applicable to such sale may be fulfilled or in order to obtain more favorable conditions under which such sale may take place;

               7.1.5 In case of any sale by the Bank of any of the Collateral on credit or for future delivery (which may be elected in the Bank's sole discretion), retain the Collateral so sold until the full selling price is paid by the purchaser, and the Bank shall incur no liability in case of failure of the purchaser to take up and pay for the

Collateral so sold. In case of any such failure, the Collateral so sold may again be similarly sold;

               7.1.6 Retain the Collateral, or any of it, in satisfaction of the Obligations secured hereby;

               7.1.7 Act as attorney for Smith Brothers in obtaining, adjusting, settling and canceling insurance, endorsing any checks or drafts, and applying any amounts collected or received by the Bank to obligations or at the option of the Bank, releasing the same to Smith Brothers, but such application or release shall not cure or waive any Default or Event of Default hereunder and no amount so released shall be deemed a payment on any Obligations secured hereby;

               7.1.8 Settle, compromise or adjust any suit, action or proceeding against Smith Brothers with respect to any Collateral and in connection therewith, give such discharges or releases as the Bank may deem appropriate and, generally, sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were absolute owner thereof for all purposes;

               7.1.9 As to the Collateral that is Accounts Receivable, chattel paper, deposit accounts, instruments, general intangibles or contract rights, the Bank may, in its own name or in the name of Smith Brothers:

                    (i) Take any action permitted under Section 5.2 relating to such Collateral or in connection therewith, sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection therewith or in connection with other documents relating to the Collateral;

                    (ii) Receive payment of, receipt for, settle, compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or arising out of the Collateral;

                    (iii) File any claim and take other action in any court of law or equity or otherwise deemed appropriate by the Bank for the purpose of collecting any and all such Collateral whenever payable relating thereto, although the Bank shall not be required or obligated in any manner to make any demand or make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled hereunder at any time or times;

                    (iv) Give written notice to officials of the United States
               Post Office to effect change or changes of address so that all mail addressed to Smith Brothers may be delivered directly to a Post Office box or to any other depository that may be selected by the Bank (which is hereby consented to by Smith Brothers), and receive, open and dispose of all mail addressed to Smith Brothers; and

                    (v) Direct obligors or any other party liable for the
               payment thereunder to make payment of any and all moneys at any time payable in connection therewith directly to the Bank or to an agent specified by it; and notwithstanding the foregoing, neither this Security Agreement nor the receipt by the Bank of any payment pursuant hereto shall cause the Bank to be under any obligation or liability in any respect to an obligor or any other party for the performance or observance of any of the representations, warranties, conditions or terms of any invoice, agreement or other document issued or executed in connection with any Account Receivable;

               7.1.10 Exercise any and all remedies of a secured party under the Massachusetts or other applicable Uniform Commercial Code or as otherwise provided by law.

          7.2 Additional Provisions.

               7.2.1 Smith Brothers authorizes the Bank to carry out the remedial steps set forth in Section 7.1 above and irrevocably makes, constitutes, and appoints the Bank and any officer or agent thereof with full power of substitution as Smith Brothers's true and lawful attorney in fact in connection therewith.

               7.2.2 Smith Brothers hereby waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale or other disposition of any of the Collateral.

               7.2.3 Prior to any such disposition of Collateral, the Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as the Bank reasonably deems advisable, and any reasonable sums expended therefor by the Bank shall constitute loans to be repaid by Smith Brothers and shall be secured hereby. The Bank shall have the right to pursue any remedy that it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all of the Obligations, Smith Brothers hereby promises and agrees to pay the Bank any deficiency and the security interest herein granted shall continue in accordance with Section 3.1 hereof in Collateral not so disposed of.

               7.2.4 The receipt of the Bank for the purchase money paid at any sale of Collateral made by the Bank shall be a sufficient discharge therefor to any purchaser of any of the Collateral sold as provided above. No such purchaser (or his or its representatives or assigns) other than the Bank, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or be answerable in any manner for any loss, misapplication or nonapplication of any such purchase money, or be bound to inquiry as to the authorization, necessity, expediency or regularity of any such sale.

               7.2.5 Under no circumstances shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at Smith Brothers's sole risk at all times, it being acknowledged that the Bank will act in a commercially reasonable manner. The Bank shall not be required to take any action of any kind to collect, preserve or protect its or Smith Brothers's rights in the Collateral or against other parties. The Bank's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

               7.3 Priority of Payment. Any amounts collected pursuant to action taken under this Section 7 shall be paid to the Bank, and applied first, to the payment of any reasonable costs incurred by the Bank in taking such action; and second, to payment of all sums due to the Bank in respect of Obligations; and the excess, if any, shall be paid to Smith Brothers.

               7.4 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No course of dealing on the part of the Bank and no delay or omission to exercise any right or power accruing upon the occurrence of any Default or Event of Default shall impair such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Section 7, it shall not be necessary to give any notice, other than any notice or notices expressly required in this Section 7.

     8. General.

          8.1 Successors and Assigns. This Security Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns whether or not an express assignment of rights hereunder is made. No other person shall acquire or have any right under or by virtue of this Security Agreement.

          8.2 Provisions to Survive. All representations, warranties, covenants and agreements contained in this Security Agreement shall survive the execution and delivery, and termination or cancellation, of the Loan Documents.

          8.3 Severability. If any provision of this Security Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

          8.4 Amendments. This Security Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

          8.5 Waivers. No waiver of any rights or remedies hereunder shall be deemed made by the Bank or any subsequent holder of the Note under any circumstances unless in writing and duly signed on behalf of the Bank or such holder, as the case may be. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of the right or remedy involved.

          8.6 Execution and Counterparts. This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

          8.7 Captions. Captions and headings in this Security Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

          8.8 Written Notices. Any notices, expressly required by this Agreement to be in writing, to any party hereto shall be deemed to have been given when delivered by hand, when sent by telecopy, when delivered to any overnight delivery service freight pre-paid or 3 days after deposit in the mails, postage prepaid, and addressed to such party at its address given at the beginning of this Agreement or at any other address specified in writing. Written notices to Smith Brothers shall be sent to the attention of Stephen L. Day, President, or to such other officer as may be designated by Smith Brothers, with a copy to Preti, Flaherty, Beliveau, Pachios & Haley, LLC, P.O. Box 1318, Concord, NH 03302-1318, Attention: John M. Sullivan, Esq., and written notices to the Bank shall be sent to the attention of John F. Lynch, Senior Vice President, or to such other officer as may be designated by the Bank, with a copy to Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, MA 02110-3333, Attention: Philip A. Herman, Esq. Any notice, unless otherwise specified, may be given orally or in writing.

          8.9 Governing Law. This Security Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without giving effect to provisions relating to conflicts of law). Any legal action or proceeding arising out of or relating to this Agreement or any Obligation may be instituted in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and Smith Brothers hereby irrevocably submits to the jurisdiction of each such court in any such action or proceeding, provided, however, that the foregoing shall not limit the Bank's rights to bring any legal action or proceeding in any other appropriate jurisdiction in which event, at the Bank's option, the laws of such jurisdiction or of the Commonwealth of Massachusetts shall apply. Personal jurisdiction over Smith Brothers may be obtained by the mailing (postage prepaid) of a summons or similar legal document to Smith Brothers's address for notices under this Agreement.

          8.10 Exhibits. The Exhibits attached hereto are incorporated herein for all purposes, and shall be considered a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed by their duly authorized officers or representatives, all as of the date first above written.

                                        SMITH BROTHERS, INC.


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Title: President


                                        FLEET NATIONAL BANK


                                        By: /s/ John Lynch
                                            ------------------------------------
                                        Title: Senior Vice President